LITHIA

2007

Before we begin ...

…the Company wants you to know that this presentation includes forward looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors and others set forth from time to time in the Company's filings with the SEC.

The Beginning... "Since 1946"

"Lithia" – Named after Lithia springs in Ashland, Oregon



LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
BODY & FENDER DEPT.
CHRYSLER
PLYMOUTH
US ROYAL
HOTEL

1947 Photo

Lithia - The Industry Operator

15 States, 46 Markets, 108 Store Locations



WASHINGTON
12
MONTANA
7
NORTH DAKOTA
2
OREGON
16
IDAHO
7
SOUTH DAKOTA
2
WISCONSIN
1
NEBRASKA
3
IOWA
4
NEVADA
6
COLORADO
7
CALIFORNIA
15
NEW MEXICO
1
TEXAS
14
ALASKA
7

- I.P.O. in Dec. 1996 –5 Stores
- $3.2Bn revenues in 2006
- The 7th largest U.S. auto retailer – by retail sales
- 20% 10-YR E.P.S. CAGR
- Target 15% long-term Earnings Per Share Growth
- Quarterly Dividend $0.14

Industry Dynamics

Huge and Fragmented Industry

Nearly $1 Trillion Market


Finance &
Insurance
Service &
Parts
$10Bn
$380Bn
$375Bn
New
Vehicle
$372Bn
Used
Vehicle

Highly Fragmented Sector


% of Sales
Top 100
Dealer
Groups
Public
groups
7%
18%
82%
All Other Dealers

Source: Automotive News Data Center 2005

Stable Profitability

- Manufacturer incentives
- 50%+ variable costs
- Multiple brands
- Diversified profit sources


Updated through 2006
Historical Pre-Tax Margins
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
1979
1982
1985
1988
1991
1994
1997
2000
2003
Auto Retailers
Big 3
Auto Retailers
Big 3

Source: MSDW and NADA

Underlying Sector Dynamics

- Unique Franchise Relationships
- Tremendous manufacturer support
- Protected trade areas
- Counter-cyclical business lines; Gross margins historically improve in a downturn
- Involved in 100% of the product cycle
  - Sale and trade-in of new/used vehicles
  - Repair/Service of new/used vehicles
  - Finance/Warranty of new/used vehicles

Current Environment

- Slower economy and softer car sales
  - Higher gas prices – slowing housing market
- Sales mix shift to smaller models; more balance mix of imports
- Fixed cost pressures
- Daimler-Chrysler ownership and restructuring
- Change in the way we retail automobiles
- Lithia's culture is being reengineered

Lithia’s Operations

Management is Flexible & Ready

- Inventory Discipline
- Cost Reduction Actions in Travel, Advertising and Compensation
- Adjustments to Acquisition Strategy
- Divestitures of Domestic Metro Stores
- Committed to Dividend and Authorized for Share Repurchases
- Rolling out and refining L2 Model for today and for the future

The Lithia Business Model

- Platform building instead of buying
- Common Computer System - Intranet
  - Centralized in Medford, OR
- Common practices in all stores
- Standardized asset management tools
- Fully Integrated Sales Systems
- Specialized operational support teams
- Human Development Strategies
- Market specific Micro economies of scale

Macro Economies of Scale

- Largest Dealer Group – AutoNation - highest margins
- Top Management spread over a large base
- Major Supplier Contracts
- Payroll & Accounting Services
- Lower Rates for Floorplan Financing
- Advertising Expense
- Insurance

Sector Operating Margins

FY 2006


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.1%
3.6%
3.3%
3.3%
3.2%
2.6%
AN
LAD
GPI
SAH
ABG
PAG
AN LAD GPI SAH ABG PAG

Operating Income/Margins

15% CAGR



120
100
80
60
40
20
0
$58.2
$70.9
$80.2
$96.1
$119.2
$114.8
2001
2002
2003
2004
2005
2006
Operating Income



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
3.2%
3.1%
3.2%
3.6%
4.1%
3.6%
2001
2002
2003
2004
2005
2006
Operating Margin

Business Lines: Sales & Gross Profits %


60%
50%
40%
30%
20%
10%
0%
58%
26%
27%
20%
11%
31%
4%
23%
New Veh.
Used Veh.
SB&P
F&I
Sales
Gross Profits

FY 2006

Gross Margins – FY 2006


100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
7.7%
14.9%
36.5%
46.5%
66.5%
100%
S/B/P: 48.5%
New Retail
Used Retail
Parts
Body Shop
Service
F&I


LITHIA
GRAND OPENING

New Vehicles

New Vehicles – Current Initiatives

Centralized Inventory Control Process Initiative

- New Vehicle inventories ordered centrally
- Store personnel will spend time on retailing

Assured New Vehicle – Drives New Vehicle Sales

- Many units to choose from at that price
- Options the customer wants at an affordable and competitive price
- Low haggling, simple to understand, speeds up the sales process for both the customer and the employee
- Volume sales lead to future service and parts business

New Vehicles



2,300
2,200
2,100
2,000
1,900
1,800
1,700
1,600
1,500
$2,260
$2,216
$2,040
$2,205
$2,231
$2,129
2001
2002
2003
2004
2005
2006
Gross Profit Per Unit



10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
9.1%
8.5%
7.6%
7.8%
8.0%
7.7%
2001
2002
2003
2004
2005
2006
New Vehicle Margin

New Vehicle Unit Mix


Nissan 3%
Subaru 2%
BMW 4%
VW/Audi 3%
Other 3%
Hyundai 4%
Honda/Acura 5%
Ford 6%
Toyota 14%
General Motors (Chevy, Saturn, Cadillac & Hummer) 16%
Chrysler/Dodge/ Jeep 39%

Working to improve our sales mix with more Import and Luxury brands

As of 2Q'07

Used Vehicles


Assured
Cars and Trucks
LITHIA ASSURED ADVANTAGES
The Low Assured Price Everyday
3 Day 100% Money Back Guarantee
60 Day/3000 Mile "If It Breaks, We Fix It" Policy
$99 Down Delivers
TMV
$6,894
$6,394
$131
PER MONTH
LITHIA

Retail Used Vehicles


2,500
2,000
1,500
1,000
500
0
$1,770
$1,818
$2,018
$2,177
$2,423
$2,426
2001
2002
2003
2004
2005
2006
Gross Profit Per Unit


17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
13.2%
12.5%
13.8%
14.4%
15.6%
14.9%
2001
2002
2003
2004
2005
2006
Used Vehicle Margin

Wholesale Used Vehicles

- Regionalized Wholesale Auctions of unwanted trades
- Wholesale profits for 3 1/2 years beginning in 3Q 2003
- Goal is to break even and sell more used cars at retail

Wholesale Gross Profit Per Unit


$200
$150
$100
$50
$0
-$50
-$100
-$150
-$121
-$88
-$8
$171
$160
$149
2001
2002
2003
2004
2005
2006

Sector Used Vehicle Margins



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.9%
12.9%
12.1%
11.3%
10.1%
8.5%
LAD
GPI
ABG
AN
SAH
PAG
LAD GPI ABG AN SAH PAG

FY 2006

Used Vehicles - Advantages

- Higher gross margins than new
- In control of own product mix and supply chain – unlike new vehicle sales
- More controllable than new in recessions
- Unlimited Growth Potential (L2)

Lithia Used Vehicles

- Assured Used Vehicle Initiative
  - Low Assured *Drive It Now* Pricing
  - 3-day, 500 mile return policy
  - 60 day, 3,000 mile warranty
  - No Dealer Doc. Fees
  - Vehicle History Guaranteed

L2 Used Vehicle Operation

- Unlimited Growth Potential
  - We can open in any market
  - Don't need manufacturer approval
  - No goodwill – only start up costs
- First store began operating August 1st of 2007 in Loveland, CO
  - Additional sites in Amarillo and Lubbock, Texas will open December 2007.

Lithia & L2 Used Vehicles – Current Initiatives

- First Look Technology
  - **The right car for the right market at the right time...**
    - Improved inventory and price management
    - Stocking by local or regional market demand
    - Optimal inventory placement between stores
    - Improved valuation support
    - ➤ Update: Roll-out complete to all stores



Finance & Insurance

Maximizing the F&I Opportunity

Non-Recourse Business


F&I Penetration
90%
80%
70%
60%
50%
40%
Sector Leader
75%
Target
57%
2007 YTD
NADA Avg.


F&I per Vehicle ($)
$1,116
Sector Leader
Target
1,100
1,000
900
800
700
600
500
400
300
$438
2007 YTD
NADA Avg.

Finance & Insurance

- Automatic Sale: without significant expense
  - Financing, Lifetime Oil, Service Contracts, Other
- 95% of the customers finance
  - Lithia penetration rate 77% (FY 2006)
- Fixed pricing and uniform practices
- Competitive financing - good for the customer

Parts/Service & Body Shop


LITHIA

Parts/Service & Body Shop

Stable and Less-cyclical

- Absorbs significant amount of dealership fixed costs
- Exclusive manufacturer warranty and service contracts
- Variable pricing structure
- Lifetime oil contracts — 39% of all sales customers
- Same-Store Customer Pay +7%
- 48.5% Gross margins (FY 2006)
- Past 5 years - 200 basis point gain in Gross Margin

Improvements in Gross Margin



50.0%
45.0%
40.0%
35.0%
30.0%
44.8%
44.9%
46.5%
48.0%
47.2%
48.1%
47.8%
48.5%
1999
2000
2001
2002
2003
2004
2005
2006
Parts & Service Gross Margin

General Dealership Initiatives

Initiatives for 2006/2007

- <u>Customer Centric Sales Process</u>
  - Interactive PC's tied to DMS
  - Eliminates the need for paperwork
  - Automated deployment of LSMS
  - Industry leading truth-in lending disclosure process
  - **Update: Completed in March '07**

Initiatives for 2006/2007 cont…

- **Office Automation & Centralization**
  - Streamline back-office functions (AP/AR, others)
  - Everything that doesn't touch the customer – centralized
  - Technology Driven
  - ➢ Update: AP/AR Completed, Ongoing Process
- **Human Development**
  - Applicant Tracking
  - Performance Management
  - Core Competencies and growing future leaders
  - ➢ Update: Ongoing process

Assured New & Used Vehicle Programs

- **Assured New Vehicles**
  - Vehicles priced at aggressively competitive levels
  - 3 Days/500 miles (no questions) return policy
  - Update: Completed in Alaska, Tri-Cities, Redding, Reno, Colorado & Texas; All locations by Spring 2008.
- **Assured Used Vehicles**
  - 160 point inspection + vehicle history report
  - Low "no-hassle" pricing on every vehicle
  - 60 day "if it breaks – we fix it" + three day/500 miles return policy
  - Update: Completed in Alaska, Tri-Cities, Redding, Reno, Colorado & Texas; All locations by Spring 2008.

Acquisition Strategy

Industry Ripe for Acquisitions

- Exit strategy for retiring dealers with no clear succession plans
- Increasing capital requirements and manufacturer pressures
- Goal: To grow 10 - 15% a year in annualized revenues to existing revenue base.
- With a weak economy we see greater acquisition opportunities
- Consistent Acquisition Growth


Net Acquisition History
($ Revenues in Millions)
$500
$400
$300
$200
$100
$0
$242
$277
$434
$287
$255
$310
$410
$100
'00
'01
'02
'03
'04
'05
'06
'07 YTD

Our Opportunity

22,000 independent stores operated by 14,000 dealers


Optimal Acquisition Target Zone
30%
25%
20%
15%
10%
5%
0%
2%
5%
26%
27%
22%
11%
7%
75% (16,500 stores)
Below 1% Loss
0-1% Loss
0-1%
1-2%
2-3%
3-4%
Above 4%
NADA Pre-Tax Margins

Source: NADA (National Automobile Dealers Association)

Lithia's Differentiated Acquisition Approach

- Focus on <u>average operators</u> with major brands
- Unique market focus
  - Regional focus – Over 85% in dominant/exclusive markets
  - Select metro opportunities with luxury/import
  - Small market fill-ins of complimentary brands
  - 20 to 40 percent of total market share within each market
- Requires significant investment in infrastructure
  - Integration Teams begin on day one.
  - All Lithia stores have uniform systems and common language

Acting on the Opportunity

- *164 Target Markets West of the Mississippi & 102 East…*
- *Currently in 46 markets*


WASHINGTON
MONTANA
NORTH DAKOTA
OREGON
IDAHO
SOUTH DAKOTA
WISCONSIN
IOWA
NEBRASKA
NEVADA
COLORADO
CALIFORNIA
NEW MEXICO
TEXAS
ALASKA

Disciplined Acquisition Profiling

- Pay 2x - 5x trailing; 1 – 3.5x forward Pre-Tax for goodwill plus assets
- Target 15% ROIC
- Experienced M&A team
- Apply the Lithia business model
- Cash purchases

Build vs. Buy


Goodwill as % Total Assets
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
40%
36%
33%
32%
26%
19%
SAH
AN
PAG
GPI
ABG
LAD

FY 2006 Data

Disciplined Acquisition Strategy



Total Stores
100
80
60
40
20
0
7
31% store growth rate (CAGR)
108 STORES
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
3Q-07

10 - Year Revenue Growth Goal @ 12% Year


$ in Billions
$12 billion revenues by 2017
Revenues
13.0
11.0
9.0
7.0
5.0
3.0
1.0
24% CAGR
0.14
0.32
0.71
1.14
1.56
1.87
2.27
2.53
2.75
2.94
3.17
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Financials

FULL-YEAR 2006 Summary

FY 2006 vs. FY 2005	
Gross Profit Margins:	17.0% vs. 17.2% (-20 bps)
SG&A as % GP:	75.5% vs. 72.7% (+280 bps)
Operating Margin:	3.6% vs. 4.2% (-60 bps)
Pre-Tax Margin:	2.1% vs. 3.2% (-110 bps)
Gross Profit New/Unit:	- $102
Gross Profit Used/Unit:	+ $3
F & I per Retail Unit:	+ $31 ($1,094)
Same-Store Sales:	+ 3.7%
Same-Store Gross Profit:	+ 2.1%

Third Quarter 2007 Summary

3Q 2007 vs. 3Q 2006

- Gross Profit Margins: 16.8% vs. 16.6% (+20 bps)
- SG&A as % GP: 74.2% vs. 73.7% (+50 bps)
- Operating Margin: 3.7% vs. 3.9% (-20 bps)
- Pre-Tax Margin: 2.2% vs. 2.0% (+20 bps)

- Gross Profit New/Unit: + $149
- Gross Profit Used/Unit: + $180
- F & I per Retail Unit: + $60 ($1,176)

- Same-Store Sales: - 5.6% vs. -3.5%
- Same-Store Gross Profit: - 4.4% vs. -3.5%

Same-Store Sales Growth Rates

5-YR Same-Store Sales Growth Rates

New Retail	Used Vehicle	Finance & Insurance	Parts & Service
+3.0%	-3.1%	+2.9%	+2.1%

FY 2006 Same-Store Sales Growth Rates

New Retail	Used Vehicle	Finance & Insurance	Parts & Service
+4.8%	+0.6%	+5.1%	+5.3%

- 68% Domestic New Vehicle Sales Mix in 2006
- Industry Domestic Sales down dramatically
- We drove positive new vehicle sales in this environment

Continued Annual Revenue Growth


$ in Millions
Revenues ($MM)
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
36% CAGR
$143
$320
$715
$1,141
$1,555
$1,873
$2,217
$2,412
$2,598
$2,852
$3,173
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Net Income Growth


$ in Millions
Net Income ($Millions)
60
50
40
30
20
10
0
32% CAGR
$2.6
$6.0
$10.8
$19.2
$24.3
$18.6
$31.3
$36.8
$46.5
$56.0
$40.3
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

2001 to 2006 affected by hedge accounting/2006 affected by stock option accounting

Conclusion

Lithia's Mission…

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

Vision Statement – what we are striving to be…

- Lithia envisions the future, develops and embraces a strategic plan, and ensures the success of the plan.
- We strive for strong, sustainable and profitable growth.
- We speak a common language and execute best-in-class processes in all of our operations.
- We have dynamic and dedicated leadership committed to the standards and mission of Lithia.
- We provide opportunities for our people to excel and grow in a positive, respectful work environment.
- Our customers choose us because of our professionalism, consistency, and the extra effort we make to serve them.
- Our investors choose us because we are a sound investment.
- We hold ourselves to the highest ethical standards in how we treat our customers, our stakeholders and each other.